CENTER COAST MLP FOCUS FUND

A series of the Investment Managers Series Trust

Supplement Dated May 16, 2012

To the Prospectus and Statement of Additional Information Dated March 31, 2012

Please file this Supplement with your records.

The following replaces footnote 4 to the Annual Fund Operating Expenses table in the section entitled “Fees and Expenses” on page 1 of the Statutory Prospectus:

[4]	Deferred income tax expense represents an estimate of the Fund’s potential tax expense if it were to recognize the unrealized gains in the portfolio, offset by the net tax effect of the investment loss of the Fund and the realized gains on investments. Additional information on the Fund’s deferred income tax expense can be found in the section entitled “More About the Fund’s Investment Strategies and Risks.”

The following replaces the section entitled “Choosing a Share Class” on page 30 of the Statutory Prospectus:

Choosing a Share Class

The Fund offers three classes of shares, each of which is designed for specific investors. Sales charges and fees may vary considerably between the Fund’s classes. You should carefully consider the differences in the fee and sales charge structures. Please review the Fee Table and Sales Charge Schedules before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between A Shares, C Shares and Institutional Shares of the Fund:

A Shares	C Shares	Institutional Shares
• Designed for retail investors	• Designed for retail investors	• Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts, corporate benefit plans, clients of the Advisor, trustees or officers of the Trust, directors, officers, employees of the Advisor, the Distributor or any of their affiliates or the spouse, life-partner, parent, child, sibling or other close family member
• Initial sales charge of 5.75% or less • No initial sales charge applied to purchases of $1 million or more	• No initial sales charge	• No initial or deferred sales charge

•  Deferred sales charge of 1.00% on purchases of $1 million or more on all fund shares liquidated in whole or in part within 12 months of purchase

•  Rule 12b-1 distribution or administrative services fee equal to 0.25% of the class’ average daily net assets

•  Deferred sales charge of 1.00% on purchases of fund shares liquidated in whole or in part within 12 months of purchase

•  Rule 12b-1 distribution fee equal to 0.75% of the class’ average daily net assets and administrative services fee equal to 0.25% of the class’ average daily net assets

•  Higher expense ratio than A Shares due to higher Rule 12b-1 distribution fee

• No Rule 12b-1 distribution/service fee • Lower expense ratio than A Shares and C Shares because no Rule 12b-1 distribution or administrative services fees

Please call (877) 766-0066, or consult with your financial advisor for information on sales charges. Information on sales charges is not available on a Fund website because as of the date of this Prospectus, the Fund does not have a website.

The following replaces the section entitled “Rule 12b-1 Distribution Fees” on page 33 of the Statutory Prospectus:

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 distribution plan with respect to its Class A Shares and Class C Shares. Under the Plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons for any distribution or administrative services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C Shares and to pay for certain shareholder services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C Shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year's 0.25% administrative service fee).   These up-front payments to broker-dealers are financed solely by the Advisor and are not financed by investors or the Fund.  The Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares.  During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase.  After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive from the Distributor the ongoing 12b-1 fees associated with their clients’ investments.

Because the Fund pays distribution and/or administrative service fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

The following replaces the section entitled “Rule 12b-1” on page B-27 of the Statement of Additional Information:

Rule 12b-1 Plan

The Trust has adopted a Rule 12b-1 distribution plan under which the Fund is authorized to pay fees to the Distributor as compensation for certain distribution and/or administrative services provided by the Distributor and other entities to Class A and Class C Shares of the Fund. For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Distributor may pay or reimburse any or all amounts received under the Rule 12b-1 plan to other persons for any permissible distribution or administrative services activity conducted on behalf of the Fund. The plan is a core component of the ongoing distribution of Class A Shares and Class C Shares.

The plan provides that the distribution fees paid by Class A or Class C Shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including: (a) costs of payments made to agents for and consultants to the Distributor, including pension administration firms that provide distribution services and broker–dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; and (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund.

The plan provides that the administrative services fees paid by Class A or Class C Shares of the Fund may be used to pay for any administrative expenses that are not primarily intended to result in the sale of shares of such Class and are not otherwise provided by the Trust’s transfer agency or other servicing arrangements, including: (a) establishing and maintaining accounts and records; (b) processing purchase and redemption transactions; (c) answering routine inquiries regarding the Fund and its special features; (d) providing assistance to investors in changing dividend and investment options, account designations and addresses; and (e) such other administrative services as the Fund or the Distributor may reasonably request.

The plan requires the Distributor to prepare and submit to the Board, at least quarterly, written reports setting forth all amounts expended under the plan. The plan obligates the Fund to compensate the Distributor for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the amount to be spent for distribution and/or administrative services with respect to shares of a Class of the Fund without approval by a majority of the outstanding voting securities of the Class, and that all material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund’s Class A Shares or Class C Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund’s Class A Shares or Class C Shares, respectively.

The following table shows the amount of fees payable by the Fund pursuant to the plan, the amount of fees that were waived by the Distributor, if any, and the actual fees received by the Distributor.

Fiscal Year Ended	Fee Accrued	Fee Waived	Fee Received
November 30, 2011
Class A	$102,503	$0	$102,503
Class C	$153,839	$0	$153,839

CENTER COAST MLP FOCUS FUND

A series of the Investment Managers Series Trust

Supplement Dated May 16, 2012

To the Summary Prospectus Dated April 5, 2012

Please file this Supplement with your records.

The following replaces footnote 4 to the Annual Fund Operating Expenses table in the section entitled “Fees and Expenses” on page 1 of the Summary Prospectus:

[4]	Deferred income tax expense represents an estimate of the Fund’s potential tax expense if it were to recognize the unrealized gains in the portfolio, offset by the net tax effect of the investment loss of the Fund and the realized gains on investments. Additional information on the Fund’s deferred income tax expense can be found in the section entitled “More About the Fund’s Investment Strategies and Risks.”
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